UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 16, 2005


                                  ROLLINS, INC.
             (Exact name of registrant as specified in its charter)


        Delaware                       1-4422                 51-0068479
(State or other jurisdiction    (Commission File Number)    (I.R.S. Employer
    of incorporation)                                      Identification No.)


                2170 Piedmont Road, N.E., Atlanta, Georgia 30324
               (Address of principal executive offices) (Zip code)


       Registrant's telephone number, including area code: (404) 888-2000


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):



     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)


     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 2.02.  Results of Operations and Financial Condition

     The  information  provided  pursuant to this Item 2.02 is to be  considered
"filed" under the Securities Exchange Act of 1934 ("Exchange Act") and incorporated by reference into those filings of Rollins, Inc (the "Company") that provide for the incorporation of all reports and documents filed by the Company under the Exchange Act.

     On February 16, 2005, the Company issued a press release announcing its results for the quarter and year ended December 31, 2004. The Company hereby incorporates by reference herein the information set forth in its Press Release dated February 16, 2005, a copy of which is attached hereto as Exhibit 99.1. Except as otherwise provided in the press release, the press release speaks only as of the date of such press release and such press release shall not create any implication that the affairs of the Company have continued unchanged since such date.

     Except for the historical information contained in this report, the statements made by the Company are forward-looking statements that involve risks and uncertainties. All such statements are subject to the safe harbor created by the Private Securities Litigation Reform Act of 1995. The Company's future financial performance could differ significantly from the expectations of management and from results expressed or implied in the Press Release. See the risk factors contained in the Press Release for a discussion of certain risks and uncertainties that may impact such forward-looking statements. For further information on other risk factors, please refer to the "Risk Factors" contained in the Company's Form 10-K filed March 15, 2004 with the Securities and Exchange Commission. The Company disclaims any obligation or duty to update or modify these forward-looking statements.

     Included in Exhibit 99.1, as attached, are the following non-GAAP financial measures:

     o Revenue and net income before the accounting change*

     o Revenue, excluding the acquisition of Western, and before the accounting change**

     * Revenue and net income before the accounting change is presented and deemed useful by management in order to allow investors to see the impact of the Company's change in revenue recognition policy, which was recorded as of January 1, 2004, and to make the Company's 2004 results more comparable to its 2003 results.

     ** Revenue, excluding the acquisition of Western, is presented and deemed useful by management in order to make the Company's 2004 results more readily comparable to its 2003 results. The Company's 2003 numbers do not include the Western acquisition, which was completed on April 30, 2004.



ITEM 9.01.  Financial Statements and Exhibits

Exhibit No.            Description
  99.1                 Press Release Dated February 16, 2005

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, Rollins, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  ROLLINS, INC.


Date:  February 16, 2005             By:  /s/ Harry J. Cynkus
                                         ---------------------------------------
                                   Name:  Harry J. Cynkus
                                  Title:  Chief Financial Officer and Treasurer